Exhibit 10.1

SIXTH Amendment

to

Sixth Amended and Restated Credit Agreement

This SIXTH Amendment to Sixth Amended and Restated Credit Agreement (this “Sixth Amendment”), dated as of June 8, 2021 (the “Sixth Amendment Effective Date”), is by and among SM Energy Company, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and Wells Fargo Bank, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Swingline Lender, and the Issuing Bank.

RECITALS

(A)       The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;

(B)       The Borrower has advised the Administrative Agent that it intends to issue certain unsecured Senior Notes after the Sixth Amendment Effective Date and before the date on which the New Borrowing Base Notice is delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the October 1, 2021 Scheduled Redetermination of the Borrowing Base (such unsecured Senior Notes, the “2028 Notes”);

(C)       The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to make certain amendments and modifications to the Credit Agreement as more particularly set forth herein and to be effective as of the Sixth Amendment Effective Date; and

The parties hereto agree as follows:

Section 1.                Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Sixth Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2.                Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1           Amendments to Section 1.02.

(a)                   Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

“2024 Notes” means those certain 5.00% Senior Notes of the Borrower due January 15, 2024 in a principal amount as of the Sixth Amendment Effective Date of $277,034,000.00.

“2028 Notes” means those certain unsecured Senior Notes of the Borrower issued after the Sixth Amendment Effective Date and before the date on which the New Borrowing Base Notice is delivered pursuant to Section 2.07(d) with respect to the October 1, 2021 Scheduled Redetermination of the Borrowing Base.

“Sixth Amendment Effective Date” means June 8, 2021.

(b)                   Section 1.02 of the Credit Agreement is hereby amended (a) by inserting “; provided, that the 2028 Notes may contain non-financial covenants which are more onerous to any Loan Party than those imposed by the Refinanced Debt” immediately after “new Debt does not contain any covenants which are more onerous to any Loan Party than those imposed by the Refinanced Debt” in the definition of “Permitted Refinancing Debt” and (b) inserting “; provided, that only 2028 Notes in an aggregate principal amount of not more than $400,000,000.00 shall, subject to the other provisions of this definition, constitute “Permitted Refinancing Debt” immediately before the “.” therein.

2.2           Amendment to Section 9.04(b)(iii). Section 9.04(b)(iii) of the Credit Agreement is hereby amended to insert “ , the 2022 Notes or the 2024 Notes” immediately after “Redeem Other Debt that is permitted by Section 9.02(i)” therein.

2.3           Amendment to Section 9.04(b)(iv). Section 9.04(b)(iv) of the Credit Agreement is hereby amended to insert “ or, solely to the extent no 2021 Convertible Notes (or any Permitted Refinancing Debt in respect thereof with a maturity date before the Maturity Date at the time of such incurrence) or 2022 Notes are then outstanding, the 2024 Notes” immediately after “or 2022 Notes” therein.

Section 3.             Conditions Precedent. This Sixth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1           Prospectus Supplement. The Administrative Agent shall have received a copy of the draft Prospectus Supplement for the 2028 Notes.

3.2           Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders constituting at least the Majority Lenders, which may be delivered by the means described in Section 5.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).

3.3           Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Sixth Amendment in accordance with Section 12.03(a) of the Credit Agreement.

Sixth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
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3.4              No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.

3.5              Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

For purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that has signed this Sixth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Sixth Amendment Effective Date and such notice shall be conclusive and binding.

Section 4.                Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Sixth Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Sixth Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Sixth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Sixth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Sixth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
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Section 5.                Miscellaneous.

5.1              Confirmation. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment. This Sixth Amendment shall constitute a Loan Document.

5.2              No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Sixth Amendment Effective Date, which may have occurred prior to the Sixth Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Sixth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Sixth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.3              Counterparts. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Sixth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Sixth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.4              Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Sixth Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.

Sixth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
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5.5              Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.6              Severability. Any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.7              No Oral Agreement. This Sixth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Sixth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

5.8              Governing Law. This SIXTH AMENDMENT (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Pages to Follow]

Sixth Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
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The parties hereto have caused this Sixth Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

	By:	/s/ A. Wade Pursell

A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent, Swingline Lender and Issuing Bank

	By:	/s/ Jonathan Herrick
	Name:	Jonathan Herrick
	Title:	Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION, Individually and as Co-Syndication Agent

By:	/s/ Ronald E. Mckaig
Name:	Ronald E. Mckaig
Title:	Managing Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMorgan Chase Bank, N.A., Individually and as Co-Syndication Agent

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BBVA USA (f/k/a COMPASS BANK), Individually and as Co-Documentation Agent

By:	/s/ Julia Barnhill
Name:	Julia Barnhill
Title:	Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMERICA BANK

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BOKF, NA dba Bank of Oklahoma

By:	/s/ Taryn Watson
Name:	Taryn Watson
Title:	Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

CAPITAL ONE, National Association

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

[SIGNATURE PAGE TO SIXTH AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]